As filed with the Securities and Exchange Commission on June 10, 2009

Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Virginia	Penn Virginia Corporation	23-1184320
Delaware	Penn Virginia Holding Corp.	51-0389384
Virginia	Penn Virginia Oil & Gas Corporation	54-1617929
Delaware	Penn Virginia Oil & Gas GP LLC	74-3023686
Delaware	Penn Virginia Oil & Gas LP LLC	20-2768109
Delaware	Penn Virginia MC Corporation	02-0650458
Delaware	Penn Virginia MC Energy L.L.C.	02-0650462
Delaware	Penn Virginia MC Operating Company L.L.C.	02-0650466
Texas	Penn Virginia Oil & Gas, L.P.	76-0389487
(State or other jurisdiction of incorporation)	(Exact name of registrant as specified in its charter)	(I.R.S. employer identification number)

Three Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, Pennsylvania 19087

(610) 687-8900

(Addresses, including zip code, and telephone numbers,

including area code, of registrant’s principal executive offices)

Nancy M. Snyder

Three Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, Pennsylvania 19087

(610) 687-8900

(Name, address, including zip code, and telephone number,

including area code, of agent for service)

Copies to:

Allan D. Reiss, Esq. Catherine S. Gallagher, Esq. Vinson & Elkins L.L.P. 666 Fifth Avenue, 26th Floor New York, New York 10103 (212) 237 0000	Gary Thompson, Esq. Jerry E. Whitson, Esq. Hunton & Williams LLP 200 Park Avenue, 52nd Floor New York, New York 10166 (212) 309-1000

Approximate date of commencement of proposed sale to the public: From time to time after the date hereof.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☒  333-143852

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by a check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Proposed maximum aggregate offering price(1)	Amount of registration fee
Debt Securities
Guarantees of Debt Securities(2)	None
Common Stock
Preferred Stock
Depositary Shares(3)
Warrants
Total	$52,237,500(4)	$2,915

(1)	The registrants previously registered an aggregate amount of $700,000,000 of debt securities, guarantees of debt securities, common stock, preferred stock, depositary shares and warrants on the registration statement on Form S-3 (Registration No. 333-143852). Of such securities, an aggregate of $438,812,500 have been sold, leaving a remaining balance of $261,187,500. Pursuant to this Registration Statement, the registrants are registering an additional indeterminate number of debt securities, guarantees of debt securities, common stock, preferred stock, depositary shares and warrants as shall have an aggregate initial offering price not to exceed $52,237,500.
(2)	Pursuant to Rule 457(n), no separate fee is payable with respect to the guarantee of the debt securities.
(3)	Depositary shares will represent functional interests in the preferred stock registered hereby.
(4)	The proposed maximum aggregate offering price per class of security will be determined from time to time by the registrants in connection with the issuance by the registrants of the securities registered hereunder and is not specified as to each class of security pursuant to General Instruction II.D. of Form S-3 under the Securities Act.

THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT.

EXPLANATORY NOTE

This registration statement relates to the same public offering of securities contemplated by and incorporates herein by reference the automatic shelf registration statement on Form S-3 (Registration No. 333-143852) (the “Prior Registration Statement”), which became effective on June 18, 2007, including all amendments and exhibits thereto and all information incorporated or deemed to be incorporated by reference therein. This registration statement on Form S-3 of Penn Virginia Corporation and its subsidiary guarantor registrants is being filed pursuant to Rule 462(b) and General Instruction IV(A) to Form S-3 to increase the dollar amount of securities being registered under the Prior Registration Statement by $52,237,500.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Penn Virginia Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania on June 10, 2009.

PENN VIRGINIA CORPORATION

By:	/s/ NANCY M. SNYDER
Nancy M. Snyder
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on June 10, 2009.

Signature	Title

*	President, Chief Executive Officer and Director of Penn Virginia Corporation (principal executive officer)
(A. James Dearlove)

*	Director of Penn Virginia Corporation
(Edward B. Cloues, II)

*	Chairman of the Board and Director of Penn Virginia Corporation
(Robert Garrett)

*	Director and Executive Vice President of Penn Virginia Corporation
(Keith D. Horton)

*	Director of Penn Virginia Corporation
(Marsha R. Perelman)

*	Executive Vice President and Chief Financial Officer of Penn Virginia Corporation (principal financial officer)
(Frank A. Pici)

*	Director of Penn Virginia Corporation
(Philippe van Marcke de Lummen)

*	Director of Penn Virginia Corporation
(Gary K. Wright)

Director of Penn Virginia Corporation
(William H. Shea, Jr.)

*	Vice President and Controller of Penn Virginia Corporation (principal accounting officer)
(Forrest W. McNair)

*By:	/s/ NANCY M. SNYDER
(Nancy M. Snyder)
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Penn Virginia Holding Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania on June 10, 2009.

PENN VIRGINIA HOLDING CORP.

By:	/s/ NANCY M. SNYDER
Nancy M. Snyder
Vice President, Chief Administrative Officer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on June 10, 2009.

Signature	Title

*	President, Chief Executive Officer and
(A. James Dearlove)	Director of Penn Virginia Holding Corp. (principal executive officer)

/s/ NANCY M. SNYDER	Vice President, Chief Administrative Officer, Secretary and Director of Penn Virginia
(Nancy M. Snyder)	Holding Corp.

*	Vice President, Chief Financial Officer and Director of
(Frank A. Pici)	Penn Virginia Holding Corp. (principal financial officer)

*	Vice President, Chief Financial Officer and Director of
(Frank A. Pici)	Penn Virginia Holding Corp. (principal accounting officer)

*By:	/s/ NANCY M. SNYDER
(Nancy M. Snyder)
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Penn Virginia Oil & Gas Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania on June 10, 2009.

PENN VIRGINIA OIL & GAS CORPORATION

By:	/s/ NANCY M. SNYDER
Nancy M. Snyder
Vice President, Chief Administrative Officer and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on June 10, 2009.

Signature	Title

*	Chief Executive Officer and Director of Penn Virginia Oil
(A. James Dearlove)	& Gas Corporation (principal executive officer)

/s/ NANCY M. SNYDER	Vice President, Chief Administrative Officer, Assistant Secretary and Director of Penn Virginia Oil &
(Nancy M. Snyder)	Gas Corporation

*	Vice President and Chief Financial Officer of
(Frank A. Pici)	Penn Virginia Oil & Gas Corporation (principal financial officer)

*	Vice President, Controller and Secretary of Penn Virginia Oil & Gas
(Forrest W. McNair)	Corporation (principal accounting officer)

*By:	/s/ NANCY M. SNYDER
(Nancy M. Snyder)
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Penn Virginia Oil & Gas GP LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania on June 10, 2009.

PENN VIRGINIA OIL & GAS GP LLC

By:	/s/ NANCY M. SNYDER
Nancy M. Snyder
Vice President, Chief Administrative Officer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on June 10, 2009.

Signature	Title

*	Chief Executive Officer and Director of Penn Virginia Oil & Gas GP LLC (principal executive officer)
(A. James Dearlove)

/s/ NANCY M. SNYDER	Vice President, Chief Administrative Officer, Secretary and Director of Penn Virginia Oil & Gas GP LLC
(Nancy M. Snyder)

*	Vice President, Chief Financial Officer and Director of Penn Virginia Oil & Gas GP LLC (principal financial officer)
(Frank A. Pici)

*	Vice President, Controller and Assistant Secretary of Penn Virginia Oil & Gas GP LLC (principal accounting officer)
(Forrest W. McNair)

*By:	/s/ NANCY M. SNYDER
(Nancy M. Snyder)
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Penn Virginia Oil & Gas LP LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania on June 10, 2009.

PENN VIRGINIA OIL & GAS LP LLC

By:	/s/ NANCY M. SNYDER
Nancy M. Snyder
Vice President, Chief Administrative Officer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on June 10, 2009.

Signature	Title

*	Chief Executive Officer and
(A. James Dearlove)	Director of Penn Virginia Oil & Gas LP LLC (principal executive officer)

/s/ NANCY M. SNYDER	Vice President, Chief Administrative Officer, Secretary and
(Nancy M. Snyder)	Director of Penn Virginia Oil & Gas LP LLC

*	Vice President, Chief Financial Officer and
(Frank A. Pici)	Director of Penn Virginia Oil & Gas LP LLC (principal financial officer)

*	Director of Penn Virginia Oil & Gas LP LLC
(Peter J. Winnington)

*	Vice President, Chief Financial Officer and Director of
(Frank A. Pici)	Penn Virginia Oil & Gas LP LLC (principal accounting officer)

*By:	/s/ NANCY M. SNYDER
(Nancy M. Snyder)
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Penn Virginia MC Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania on June 10, 2009.

PENN VIRGINIA MC CORPORATION

By:	/s/ NANCY M. SNYDER
Nancy M. Snyder
Vice President, Chief Administrative Officer and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on June 10, 2009.

Signature	Title

*	Chief Executive Officer and Director of Penn Virginia MC Corporation (principal executive officer)
(A. James Dearlove)

/s/ NANCY M. SNYDER	Vice President, Chief Administrative Officer, Assistant Secretary and Director of Penn Virginia MC Corporation
(Nancy M. Snyder)

*	Vice President, Chief Financial Officer and Director of Penn Virginia MC Corporation (principal financial officer)
(Frank A. Pici)

*	Vice President, Controller and Secretary of Penn Virginia MC Corporation (principal accounting officer)
(Forrest W. McNair)

*By:	/s/ NANCY M. SNYDER
(Nancy M. Snyder)
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Penn Virginia MC Energy L.L.C. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania on June 10, 2009.

PENN VIRGINIA MC ENERGY L.L.C.

By:	Penn Virginia MC Corporation, its sole member

	By:	/s/ NANCY M. SNYDER
Nancy M. Snyder
Vice President, Chief Administrative Officer and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on June 10, 2009.

Signature	Title

*	Chief Executive Officer and Director of Penn Virginia MC Corporation (principal executive officer)
(A. James Dearlove)

/s/ NANCY M. SNYDER	Vice President, Chief Administrative Officer, Assistant Secretary and Director of Penn Virginia MC Corporation
(Nancy M. Snyder)

*	Vice President, Chief Financial Officer and Director of Penn Virginia MC Corporation (principal financial officer)
(Frank A. Pici)

*	Vice President, Controller and Secretary of Penn Virginia MC Corporation (principal accounting officer)
(Forrest W. McNair)

*By:	/s/ NANCY M. SNYDER
(Nancy M. Snyder)
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Penn Virginia MC Operating Company L.L.C. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania on June 10, 2009.

PENN VIRGINIA MC OPERATING COMPANY L.L.C.

By:	Penn Virginia MC Corporation, its sole member

	By:	/s/ NANCY M. SNYDER
Nancy M. Snyder
Vice President, Chief Administrative Officer and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on June 10, 2009.

Signature	Title

*	Chief Executive Officer and Director of Penn Virginia MC Corporation (principal executive officer)
(A. James Dearlove)

/s/ NANCY M. SNYDER	Vice President, Chief Administrative Officer, Assistant Secretary and Director of Penn Virginia MC Corporation
(Nancy M. Snyder)

*	Vice President, Chief Financial Officer and Director of Penn Virginia MC Corporation (principal financial officer)
(Frank A. Pici)

*	Vice President, Controller and Secretary of Penn Virginia MC Corporation (principal accounting officer)
(Forrest W. McNair)

*By:	/s/ NANCY M. SNYDER
(Nancy M. Snyder)
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Penn Virginia Oil & Gas, L.P. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania on June 10, 2009.

PENN VIRGINIA OIL & GAS, L.P.

By:	Penn Virginia Oil & Gas GP LLC, its general partner

	By:	/s/ NANCY M. SNYDER
Nancy M. Snyder
Vice President, Chief Administrative Officer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on June 10, 2009.

Signature	Title

*	Chief Executive Officer and Director of Penn Virginia Oil & Gas GP LLC (principal executive officer)
(A. James Dearlove)

/s/ NANCY M. SNYDER	Vice President, Chief Administrative Officer, Secretary and Director of Penn Virginia Oil & Gas GP LLC
(Nancy M. Snyder)

*	Vice President, Chief Financial Officer and Director of Penn Virginia Oil & Gas GP LLC (principal financial officer)
(Frank A. Pici)

*	Vice President, Controller and Assistant Secretary of Penn Virginia Oil & Gas GP LLC (principal accounting officer)
(Forrest W. McNair)

*By:	/s/ NANCY M. SNYDER
(Nancy M. Snyder)
Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
5.1	Opinion of Hunton & Williams LLP.

23.1	Consent of KPMG LLP.

23.2	Consent of Hunton & Williams LLP (included in Exhibit 5.1 hereto).

24.1	Powers of Attorney (previously filed with Registration Statement 333-143852).